Intangible Assets (FY)	12 Months Ended
Dec. 31, 2017
Intangible Assets [Abstract]
Intangible Assets
Note 4—Intangible Assets

Intangible assets were as follows:
(in thousands)	December 31, 2017	December 31, 2016
Customer Relationships	$3,090	$3,090
Developed Technology	1,050	1,050
Trade Names and Trademarks	440	440
Total	4,580	4,580
Accumulated Amortization	(818)	(278)
Impairment Charge	(3,762)	—
	$—	$4,302

The Company’s review of its intangible assets during the year ended December 31, 2017, resulted in $3.8 million of impairment charges related to its finite-lived intangible assets. The impairment charges were based on fair values determined using market value indicators such as the quoted market prices of the Company’s common stock on Nasdaq, as well discounted cash flow models. Discounted cash flow models include assumptions related to the Company’s product revenue, gross margins, and operating margins, under varying assumptions about the Company’s ability to either achieve profitability or obtain the necessary financings to realize such projections. As discussed in Note 1, the Company became a revenue generating company after acquiring the Aquadex Business in August 2016 and expects to incur losses in the near-term as it grows the Aquadex Business. To become and remain profitable, and to generate cash flows from operations, the Company must succeed in expanding the adoption and market acceptance of its products. This will require that the Company succeed in training personnel at hospitals and in effectively and efficiently manufacturing, marketing, and distributing its products. There can be no assurance that the Company will succeed in these activities, and it may never generate revenues sufficient to achieve profitability or positive cash flows. The discounted cash flow models reflect these uncertainties by assigning future cash flow estimations probability factors and an overall discount rate of 30%.